UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2024

LuxUrban Hotels Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41473	82-3334945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2125 Biscayne Blvd, Suite 253, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 269-5952

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	LUXH	The Nasdaq Stock Market LLC
13.00% Series A Cumulative Redeemable Preferred Stock, $0.00001 par value per share	LUXHP	The Nasdaq Stock Market LLC

ITEM 3.01.	NOTICE OF FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Nasdaq Hearings Panel Decision

On October 30, 2024, LuxUrban Hotels Inc. (the “Company”) received a decision letter from the Nasdaq Hearings Panel (“Panel”) granting the Company’s request to continue its listing on The Nasdaq Stock Market, subject to certain conditions as described below. This decision follows the Company’s hearing before the Panel on October 15, 2024, regarding its non-compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”) and other continued listing requirements.

At the hearing, the Company detailed its compliance plan, which included corrective actions already taken. Specifically, the Company resolved its previous periodic reports filing deficiency relating to its June 30, 2024 10-Q through the filing such report with the SEC. The Company also noted that management believes that the Company has the systems and resources in place to ensure timely filing of all periodic reports going forward.

The Company also outlined its proposed reverse stock split at a ratio of one share for seventy to regain compliance with Nasdaq’s Bid Price Rule. The reverse split requires stockholder approval and the Company has mailed a definitive proxy statement to its stockholders with respect to a special meeting to be held on November 12, 2024 to consider such proposal among other proposals.

The Panel had granted the Company the continued listing exception subject to obtaining stockholder approval of the reverse stock split on or prior to November 4, 2024 and implementing the reverse stock split on or prior to November 19, 2024. At the date of the panel hearing (October 15, 2024), the Company had already filed its preliminary proxy statement for the special meeting (September 27, 2024, had not received comments from the SEC during the initial ten-day filing period, and was preparing to file and mail its definitive proxy statement the week of the hearing in order to hold the special meeting on November 4, 2024. Following the date of the panel hearing, the Company was required to amend its preliminary proxy statement to update the conversion price of the convertible notes and exercise price of the warrants and to update information regarding the aggregate number of shares issuable upon conversion of outstanding notes and exercise of the warrants following the reverse split (as further detailed in the Company’s Current Report on Form 8-K filed with the SEC on October 21, 2024). The amendment to the preliminary proxy statement was promptly filed on October 18, 2024. The foregoing filing caused a new ten-day waiting period to trigger, which caused the earliest date a special meeting could be held in compliance with company bylaws to move to November 12, 2024. The definitive proxy statement was filed with the SEC and mailed on October 29, 2024 (prior to receipt of the Panel’s determination letter), and the special meeting is scheduled for November 12, 2024. We have made application to Nasdaq reflecting these date changes, and anticipate Nasdaq allowing for the revised dates, although we cannot assure you that such allowance will be granted until Nasdaq provides its decision. We anticipate holding the special meeting on November 12, 2024 as previously publicly disclosed and effecting the reverse stock split immediately after expiration of the required five-day prior notice period to Nasdaq (i.e., on or about November 20, 2024).

As part of the Panel’s decision, the Company is subject to a Panel Monitor for a one-year period in the event it regains compliance. It is a requirement during this period that the Company provide prompt notification of any significant events that occur during this time that may affect the Company’s compliance with Nasdaq requirements. The Company regularly assesses its disclosure obligations and will announce any material updates as appropriate.

Forward Looking Statements

This Current Report on Form 8-K, including the exhibits hereto, contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act). The statements contained in this release that are not purely historical are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Generally, the words “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this release may include, for example, statements with respect to the Company’s ability to successfully de-platform its properties from its former franchise partner and operate independently, its ability to improve its working capital and cash flow profiles, enhance its balance sheet and deliver organic revenue growth, scheduled property openings, expected closing of noted lease transactions, the Company’s ability to continue closing on additional leases for properties in the Company’s pipeline, as well the Company’s anticipated ability to commercialize efficiently and profitably the properties it leases and will lease in the future. The forward-looking statements contained in this release are based on current expectations and belief concerning future developments and their potential effect on the Company. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements are subject to a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results of performance to be materially different from those expressed or implied by these forward-looking statements, including those set forth under the caption “Risk Factors” in our public filings with the SEC, including in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 15, 2024, the Quarterly Report on Form 10-Q for the three and six months ended June 30, 2024, filed with the SEC on September 25, 2024, and any updates to those factors as set forth in subsequent Quarterly Reports on Form 10-Q or other public filings with the SEC. The forward-looking information and forward-looking statements contained in this Current Report on Form 8-K are made as of the date hereof, and the Company does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws.

ITEM 9.01.	FINANCIAL STATEMENT AND EXHIBITS.

(d)	Exhibits:

Exhibit No.	Description
99.1	Hearings Panel Decision, dated October 30, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2024	LUXURBAN HOTELS INC.

	By:	/s/ Michael James
		Name:	Michael James
		Title:	Chief Financial Officer

3